UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2008

Summit Financial Group, Inc.
(Exact name of registrant as specified in its charter)

West Virginia	0-16587	55-0672148
(State or Other Jurisdiction)	(Commission File Number)	(I.R.S. Employer Identification)

                                                       300 North Main Street
                                    Moorefield, WV                            26836
(Address of principal executive offices)   (Zip Code)

Registrant's telephone number, including area code
(304) 530-1000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.02 Termination of a Material Definitive Agreement

On December 16, 2008, Summit Financial Group, Inc. (“Summit”) announced that it has mutually agreed to terminate the Agreement and Plan of Reorganization (the “Agreement”) by and between Summit and Greater Atlantic Financial Corp. (“Greater Atlantic”) dated June 9, 2008, under the terms of which Summit was to acquire Greater Atlantic. A copy of the Mutual Termination Agreement dated December 15, 2008 is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits 10.1 99.1

Mutual Termination Agreement dated December 15, 2008

Press Release, dated December 16, 2008, issued by Summit Financial Group, Inc. announcing mutual termination of agreement to acquire Greater Atlantic Financial Corp.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            SUMMIT FINANCIAL GROUP, INC.

Date:  December 16, 2008                                                                                                        By:   /s/  Julie R. Cook
                                    Julie R. Cook
                                   Vice President and
                                   Chief Accounting Officer